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                                       POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, THAT SM&R INVESTMENTS, INC., a Maryland corporation, and its undersigned officers and Directors each hereby nominate, constitute and appoint MICHAEL W. MCCROSKEY its/his/her true and lawful attorney-in-fact and agent, for it/him/her and on its/his/her name, place and stead in any and all capacities, to make, execute and sign all amendments to the Fund's Registration on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of the Funds, such amendments, and any and all amendments and supplements thereto, and any and all exhibits and other documents requisite in connection therewith granting unto said attorney, full power and authority to do and perform each and every act necessary and/or appropriate as fully to all intents and purposes as the Fund and the undersigned Officers and Directors themselves might or could do.

     IN WITNESS WHEREOF, the Fund has caused this power of attorney to be executed in its name by its President and attested by its Secretary, and the undersigned Officers and Directors have hereunto set their hands this 21st day of SEPTEMBER, 2000.


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 ATTEST:                                                        SM&R INVESTMENTS, INC.
  /s/ Teresa E. Axelson                                           /s/ Michael W. McCroskey
-----------------------------------------------------------    -----------------------------------------------------------
      Teresa E. Axelson, Secretary                                    Michael W. McCroskey, President
      SM&R Investments, Inc.

  /s/Michael W. McCroskey                                        /s/ Brenda T. Koelemay
-----------------------------------------------------------    -----------------------------------------------------------
     Michael W. McCroskey, President &                               Brenda T. Koelemay, Treasurer, Principal Financial &
     Principal Executive Officer                                     Accounting Officer

  /s/ Ernest S. Barratt                                          /s/ Edwin K. Nolan
-----------------------------------------------------------    -----------------------------------------------------------
      Ernest S. Barratt, Ph.D., Director                             Edwin K. Nolan, Director

  /s/ Ralph S. Clifford                                          /s/ Ira W. Painton
-----------------------------------------------------------    -----------------------------------------------------------
      Ralph S. Clifford, Director                                    Ira W. Painton, Director

  /s/ Paul D. Cummings                                           /s/ Robert V. Shattuck Jr.
-----------------------------------------------------------    -----------------------------------------------------------
      Paul D. Cummings, Director                                     Robert V. Shattuck Jr., Director

  /s/ Jack T. Currie                                             /s/ Donald P. Stevens
-----------------------------------------------------------    -----------------------------------------------------------
      Jack T. Currie, Director                                       Donald P. Stevens, Director

  /s/ Lea McLeod Matthews                                        /s/ Steven H. Stubbs
-----------------------------------------------------------    -----------------------------------------------------------
      Lea McLeod Matthews, Director                                  Steven H. Stubbs, Director

  /s/ Michael W. McCroskey                                       /s/ Jamie G. Williams
-----------------------------------------------------------    -----------------------------------------------------------
      Michael W. McCroskey, Director                                 Jamie G. Williams, Director

  /s/ Ann McLeod Moody                                           /s/ Frank P. Williamson
-----------------------------------------------------------    -----------------------------------------------------------
      Ann McLeod Moody, Director                                     Frank P. Williamson, Director

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